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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                      Date of Report:  February 27, 1997
                       (Date of earliest event reported)


                               KOO KOO ROO, INC.
            (Exact name of registrant as specified in its charter)


          DELAWARE               COMMISSION FILE:              22-3132583
(State or other jurisdiction         0-19548                (I.R.S. Employer
of incorporation or organization)                           Identification No.)


                         11075 SANTA MONICA BOULEVARD
                                   SUITE 225
                         LOS ANGELES, CALIFORNIA 90025
         (Address of principal executive offices, including zip code)



                                (310) 479-2080
             (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

A. Preferred Stock Private Placement.
------------------------------------

GENERAL

     On February 27, 1997, Koo Koo Roo, Inc. (the "Company") completed a private placement transaction pursuant to which it received aggregate net proceeds of approximately $26.9 million (after cash fees to the placement agents and estimated transaction expenses) from the issuance of shares of Series B 6% Adjustable Convertible Preferred Stock (the "Series B Convertible Preferred Stock") and related placement agent warrants. Such transaction is referred to herein as the "1997 Private Placement," and the related securities issuances (including shares of Common Stock issuable upon the conversion of shares of Series B Convertible Preferred Stock, as dividends thereon and upon exercise of the placement agent warrants) are referred to as the "1997 Private Placement Issuances." All of the securities sold in the 1997 Private Placement Issuances were sold in private placements solely to accredited investors. The offering is complete and all shares have been placed.

SUMMARY OF TRANSACTION TERMS

     Set forth below is a summary of the material terms of the 1997 Private Placement Issuances, which summary is qualified by reference to the full text of the underlying documents which have been filed as exhibits hereto.

     SERIES B CONVERTIBLE PREFERRED STOCK PLACEMENT. Pursuant to the terms of the several Series B Preferred Stock Investment Agreements, each dated as of February 27, 1997 (collectively, the "Series B Preferred Stock Investment Agreement"), the Company issued and sold in a private placement to certain accredited investors for $100.00 per share an aggregate of 290,000 restricted shares of a newly-established series of preferred stock, designated as Series B Convertible Preferred Stock, resulting in gross proceeds to the Company of $29.0 million in the aggregate. The last reported sales price of the Common Stock on the Nasdaq National Market on February 27, 1997 was $6.00 per share.

     Each share of Series B Convertible Preferred Stock is entitled to receive dividends, payable commencing August 1, 1997 and thereafter quarterly on November 1, February 1, May 1 and August 1 of each year, when and as declared by the Company's Board of Directors, at the rate of 6% per annum in preference to any payment made on any shares of Common Stock or any other class or series of capital stock of the Corporation ranking junior to the Series B Convertible Preferred Stock. Any dividend payable after the date of issuance of the Series B Convertible Preferred Stock may be paid, at the option of the Company, either
(i) in cash or (ii) upon proper notice, in additional shares of Series B Convertible Preferred Stock valued at $100.00 per share, if (1) the Common Stock issuable upon conversion of such Series B Convertible Preferred Stock have been registered for resale under the Securities Act and the registration statement, including the prospectus with respect to such shares of Common Stock, remains in effect at the date of the delivery of such shares of Series B Convertible Preferred Stock or (2) such shares of Common Stock may be sold pursuant to Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act").
Each share of Series B Convertible Preferred Stock is also entitled to a liquidation preference of $100.00 per share, plus any accrued but unpaid dividends, in preference to any other class or series of capital stock of the Company, other than the Company's 5% Adjustable Series A Convertible Preferred Stock, liquidation preference $25.00 per share (the "Series A Convertible Preferred Stock"), and any other class or series of capital stock which is entitled to priority over the Series B Convertible Preferred Stock; provided, however, that a share of Series B Convertible Preferred Stock which is converted into Common Stock prior to August 1, 1997 shall receive no adjustment for accrued dividends, and the liquidation preference of such shares, for conversion purposes, shall not include any amount in respect of accrued and unpaid dividends. Except

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as otherwise provided by applicable law, holders of shares of Series B
Convertible Preferred Stock have no voting rights.

     Commencing the earlier of (i) 91 days after the date of issuance and (ii) the date that a registration statement registering the shares of Common Stock issuable upon conversion of the Series B Convertible Preferred Stock (including such shares issuable upon exercise of the Series B Convertible Preferred Stock Warrants) is declared effective by the Securities and Exchange Commission, 15% (or such larger percentage as is determined by the Company in its sole discretion) of the number of shares of Series B Convertible Preferred Stock held of record by each holder on such day shall become convertible into shares of Common Stock, and thereafter on the successive monthly anniversaries of such day an equal number of such shares of Series B Convertible Preferred Stock shall become convertible. On and after November 1, 1997, all shares of Series B Convertible Preferred Stock will be convertible into shares of Common Stock.
The number of shares of Common Stock issuable upon conversion of shares of Series B Convertible Preferred Stock will equal the liquidation preference of the shares being converted divided by the then-effective conversion price applicable to the Common Stock (the "Conversion Price"); provided, however, that a share of Series B Convertible Preferred Stock which is converted into Common Stock prior to August 1, 1997 shall receive no adjustment for accrued and unpaid dividends. The Conversion Price as of any date during the eight-month period following the date of issuance shall be the lesser of (i) the actual selling price at which the holder converting has sold shares of Common Stock (if any) during the three trading days prior to conversion in a bona fide trade with an unaffiliated third party (which may not be less than the lowest trading price on the date of such trade as reported by the Nasdaq National Market) or (ii) the average of the daily means between the low trading price and the closing price of the Common Stock for the three consecutive trading days prior to conversion, in either case reduced by the Applicable Percentage (as defined herein). The Conversion Price as of any date after the eight-month period following the date of issuance through the 14th month following the date of issuance shall be the lowest trading price of the Common Stock during the five trading days immediately preceding the date of conversion, reduced by the Applicable Percentage. The "Applicable Percentage" is dependent upon the amount of time which has passed from original issuance to the date of measurement, being 3% up through the fourth month and from the fifth month through the end of the fourteenth month being 4%, 5%, 12%, 12 3/4%, 13 1/2%, 14 1/2%, 16%, 19%, 22% and
25%, respectively. At any date more than fourteen months after the date of issuance, the Conversion Price will be the lesser of (a) 75% of the average of the daily means between the low trading price of the Common Stock and the closing price of the Common Stock for all the trading days during the 14th month or (b) 75% of the average of the daily means between the low trading price and the closing price of the Common Stock during the five trading days immediately preceding the date of conversion (the "Conversion Cap"). The Conversion Price is at all times also subject to adjustment for customary anti-dilution events such as stock splits, stock dividends, reorganizations and certain mergers affecting the Common Stock. Three years from the date of original issue, all of the then outstanding shares of Series B Convertible Preferred Stock will be automatically converted into shares of Common Stock at the then-applicable Conversion Price. Notwithstanding the foregoing, no holder of Series B Convertible Preferred Stock will be entitled to convert any share of Series B Convertible Preferred Stock into shares of Common Stock if, following such conversion, the holder and its affiliates (within the meaning of the Securities Exchange Act of 1934) will be the beneficial owners (as defined in Rule 13d-3 thereunder) of 10% or more of the outstanding shares of Common Stock.

     In addition, following conversion of the Series B Convertible Preferred Stock into shares of Common Stock, the holders of such shares of Common Stock will be limited on resales of such shares to the greatest of: (i) 10% of the average daily trading volume of the Common Stock for the five

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trading days preceding any such sale date; (ii) 20,000 shares; and (iii) 10% of the trading volume for the Common Stock on the date of any such sale.

     Unless stockholder approval is received, the Company, pursuant to its listing obligation with the Nasdaq National Market, will only be permitted to issue up to approximately 3,150,000 shares of Common Stock upon conversion of shares of Series B Convertible Preferred Stock (including shares issuable upon exercise of the related placement agent warrants and shares of Series B Convertible Preferred Stock issuable in payment of dividends). If the required approval is not granted by stockholders or if such approval is not for any reason received by May 31, 1997, the Company will be obligated to redeem, at a premium, a sufficient number of shares of Series B Convertible Preferred Stock which, in its reasonable judgment, will permit conversion of the remaining shares of Series B Convertible Preferred Stock without breaching any obligation of the Company under the Company's listing agreement with the Nasdaq National Market and, upon issuance of all such 3,150,000 shares of Common Stock, the Company will be required upon subsequent conversion of shares of Series B Convertible Preferred Stock to redeem such shares for cash at a price equal to the greater of (i) the related liquidation preference divided by the difference between (x) 100% and (y) the Applicable Percentage and (ii) the current price per share of the Common Stock, using the price per share of Common Stock determined as if such shares of Series B Convertible Preferred Stock were being converted, which the holders of such shares of Series B Convertible Preferred Stock would otherwise be entitled to receive upon conversion. Any delay in payment will cause such redemption amount to accrue interest at the rate of 0.1% per day until paid. The Company also will be required to pay all dividends on the remaining shares of Series B Convertible Preferred Stock in cash.

     The Company may require holders of Series B Convertible Preferred Stock to convert such shares into shares of Common Stock if the Company sells Common Stock for cash in a registered underwritten public offering and the underwriters agree to sell all shares of Common Stock that holders of Series B Convertible Preferred Stock desire to sell in the offering. In such event, the conversion price for such shares will be the public offering price, less the underwriters' gross spread, reduced by the Applicable Percentage set forth above.

     The Company has agreed to register the shares of Common Stock issuable upon conversion of the Series B Convertible Preferred Stock, including shares payable as dividends thereon, for resale under the Securities Act no later than 90 days after original issuance, subject to extension to 120 days under certain limited circumstances. Any delay in having such registration statement declared effective by the Commission beyond the applicable period, or any unavailability to the holders of the Series B Convertible Preferred Stock of a current prospectus after such period, will cause the Company to pay to each holder, in cash, 3% of the total purchase price of the Series B Convertible Preferred Stock for each 30-day period of the delay (pro rated for any shorter period).

     PLACEMENT AGENT COMPENSATION. The placement agent for the issuances described above was Cappello & Laffer Capital Corp. (the "Placement Agent"). In consideration for placing such securities, the Placement Agent received aggregate cash compensation of 6 3/4% of the gross proceeds received by the Company and the reimbursement of certain legal and accounting expenses.
Further, the Company also agreed to issue to the Placement Agent Series B Convertible Preferred Stock Warrants to acquire an aggregate of 29,000 shares of Series B Convertible Preferred Stock for a purchase price of $100.00 per share. Such warrants will be exercisable for a period of three years for securities that are substantially identical to those issued in the 1997 Private Placement. The Company will be obligated to register the shares of Common Stock issuable upon exercise and conversion of the Series B

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Convertible Preferred Stock Warrants for resale under the Securities Act.  The
Placement Agent will retain its compensation whether or not the required stockholder approval is obtained.

STOCKHOLDER APPROVAL

     The Company intends to seek the approval of its stockholders to the 1997 Private Placement Issuances to satisfy certain stockholder approval requirements contained in the Company's listing agreement with the Nasdaq National Market.
It is presently expected that this approval will be sought at a special meeting of stockholders to be called solely for this purpose.


B. Management Changes.
---------------------

     On March 4, 1997, the Company announced that Robert F. Kautz had been named President at the corporate level. Mr. Kautz will also remain the Company's Chief Financial Officer and member of the Board of Directors.


                           *     *     *     *     *

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT
  NO.          DESCRIPTION
-------        -----------
  7.1          Certificate of Designations of Series B 6% Convertible Preferred
               Stock.

  7.2 Form of Certificate for Series B 6% Convertible Preferred Stock of Registrant.

  7.3          Form of Series B Preferred Stock Investment Agreement dated
               February 27, 1997 by and among the Registrant and the purchasers named therein.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,


                                 KOO KOO ROO, INC.



Date:  March 4, 1997             By /s/ ROBERT F. KAUTZ
                                    --------------------------------
                                   Name:  Robert F. Kautz
                                   Title: President

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                                 EXHIBIT INDEX

                                                            SEQUENTIALLY
   EXHIBIT                                                    NUMBERED
      NO.     DESCRIPTION                                       PAGE
   -------    -----------                                   ------------

    7.1       Certificate of Designations of Series B 6%
              Convertible Preferred Stock.

    7.2       Form of Certificate for Series B 6% Convertible
              Preferred Stock of Registrant.

    7.3       Form of Series B Preferred Stock Investment
              Agreement dated February 27, 1997 by and among the Registrant and the purchasers named therein.

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